First Financial Northwest, Inc.

July 2020

Joseph W. Kiley III, President & CEO
Richard P. Jacobson, EVP, CFO & COO

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include, but are not limited to, the following: the effect of the COVID-19 pandemic, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; increased competitive pressures; changes in the interest rate environment; legislative and regulatory changes; and other factors that can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Senior Management Team

Over 30 Years Average Experience

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	8	31
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	7	35
Ronnie J. Clariza	SVP, Chief Risk Officer (FFNWB)	17	20
Dalen D. Harrison	SVP, Chief Banking Officer (FFNWB)	6	38
Simon Soh	SVP, Chief Credit Officer (FFNWB)	10	32

Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007
- Nasdaq Global Select Market: FFNW
- All-time high: $21.81 (6/8/18) | All-time low: $3.24 (11/30/10)
- **Closing stock price: $8.79 (07/24/2020)**

Community Bank: First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed a mutual holding company in 2002
- **Converted to a Washington State-chartered commercial bank in 2016**

Market Area: Headquartered in Renton, Washington

- Western Washington along I-5 & I-405 corridors (outside Seattle)
- **Primary focus on King, Snohomish and Pierce counties**

Key Financial Ratios

Long-term goal: Reduce cost of funds through expanded network

Continued expansion into new markets driving higher costs

	Quarter Ended				
	Jun 30, 2020	**Mar 31, 2020**	**Dec 31, 2019**	**Sep 30, 2019**	**Jun 30, 2019**
Performance Ratios					
Return on assets	0.63%	0.51%	0.79%	0.75%	1.04%
Return on equity	5.59	4.30	6.64	6.41	8.70
Equity-to-assets ratio	10.86	11.50	11.65	11.85	11.86
Net interest margin	3.12	3.11	3.09	3.07	3.23
Efficiency ratio	73.18	77.60	71.04	69.73	68.80
Noninterest expense/average total assets	2.33	2.51	2.40	2.24	2.28
Capital Ratios (1)					
Tier 1 leverage ratio	10.02%	10.25%	10.27%	10.13%	10.34%
Total capital ratio	14.95	14.67	14.38	14.39	14.71
Asset Quality Ratios					
Nonperforming assets/total assets	0.19%	0.20%	0.04%	0.05%	0.05%
ALLL as a percent of total loans	1.20	1.22	1.18	1.20	1.22
Yields and Costs					
Yield on loans	4.72%	4.94%	5.05%	5.14%	5.19%
Cost of funds	1.34	1.69	1.82	1.92	1.86

(1) Capital ratios are for First Financial Northwest Bank only.

Consolidated Income

	Quarter Ended				
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
	(Dollars in thousands, except share data)				
Net interest income	$ 10,067	$ 9,664	$ 9,698	$ 9,652	$ 9,706
Provision (recapture of provision) for loan losses	300	300	--	100	(800)
Net interest income after provision (recapture of provision) for loan losses	9,767	9,364	9,698	9,552	10,506
Total noninterest income	789	990	1,523	1,039	879
Total noninterest expense	7,944	8,268	7,971	7,455	7,283
Income before federal income tax provision	2,612	2,086	3,250	3,136	4,102
Federal income tax provision	469	402	635	631	798
Net income	$ 2,143	$ 1,684	$ 2,615	$ 2,505	$ 3,304
Total assets	$ 1,418,355	$ 1,331,213	$ 1,341,885	$ 1,308,359	$ 1,297,561
Book value per share	$ 15.32	$ 15.03	$ 15.25	$ 15.06	$ 14.83
Tangible book value per share (1)	15.14	14.85	15.07	14.88	14.64

(1) Tangible book value per share is a non-GAAP financial measure. Refer to the Appendix: Non-GAAP Financial Measures for a reconciliation between the GAAP and non-GAAP financial measures.

Top 10 States in Population Growth (#)

Top 10 States in Numeric Growth, 2018 to 2019

Rank	Geographic Area	April 1, 2010 (Estimates Base)	July 1, 2018	July 1, 2019	Numeric Growth
1	Texas	25,146,091	28,628,666	28,995,881	367,215
2	Florida	18,804,564	21,244,317	21,477,737	233,420
3	Arizona	6,392,288	7,158,024	7,278,717	120,693
4	North Carolina	9,535,751	10,381,615	10,488,084	106,469
5	Georgia	9,688,729	10,511,131	10,617,423	106,292
6	Washington	6,724,540	7,523,869	7,614,893	91,024
7	Colorado	5,029,319	5,691,287	5,758,736	67,449
8	South Carolina	4,625,366	5,084,156	5,148,714	64,558
9	Tennessee	6,346,276	6,771,631	6,829,174	57,543
10	Nevada	2,700,677	3,027,341	3,080,156	52,815

Source: U.S. Census Bureau

Local Economy

Largest Office Occupiers in Puget Sound

Company	Square Feet Occupied
amazon	13.25 million
Microsoft	13.09 million
BOEING	5.82 million
Starbucks	1.35 million
facebook	1.23 million
Google	1.03 million
wework	902,000
T-Mobile	882,000
f5	813,729

Giants of Silicon Valley Are Coming

HQ, TOO

4,500 Amazon has said it plans to have 4,500 employees in Bellevue by 2020

6,900 Company already leases enough square footage for 6,900 employees

3.9M PSBJ estimates could eventually have 3.9 million square feet in Bellevue

25,826 Or enough space for 25,826 employees

Google

2M Google is working on 2 million square feet of space through several projects in the region

facebook

4M A projected 4 million square feet of office space would make Facebook the fourth-largest office tenant in the region

Apple Inc.

1,000 Apple plans to reach 1,000 employees in Seattle by 2022

350K Sources say Apple is looking for as much as 350,000 square feet in Seattle or on the Eastside

Source: Largest Office Occupiers in Puget Sound, Puget Sound Business Journal (PSBJ), July 6, 2018; Giants of Silicon Valley Are Coming, PSBJ, December 21, 2018: HQ, TOO, PSBJ, February 22, 2019

Puget Sound Region

Suburban Strategy – Surround Seattle and Bellevue Proper



Everett
Seattle
Tacoma
Smokey Point
Lake Stevens
Mill Creek
Clearview
Edmonds
Bothell
Woodinville
Kirkland
Crossroads
Issaquah
The Landing
Renton – HQ
Kent Station
Gig Harbor
University Place
Planned for 2020/2021

Office Experience

Technology Centered Branch Concept








First Financial
Northwest Bank






First Financial
Northwest Bank


First Financial
Northwest Bank


Edmonds
Arts & Culture Calendar

Deposit Composition

*Excludes bank-owned and brokered deposits**



$22.1M
3.3%
$18.3M
2.8%
$161.7M
24.3%
$463.7M
69.6%

12/31/2012

- CDs
- MMAs
- Checking
- Savings

Total Deposits: $665.8M



$26.6M
3.5%
$90.7M
12.0%
$335.4M
44.3%
$304.5M
40.2%

6/30/2018

- CDs
- MMAs
- Checking
- Savings

Total Deposits: $757.2M



$22.6M
2.7%
$99.6M
11.8%
$412.1M
48.8%
$310.6M
36.7%

6/30/2019

- CDs
- MMAs
- Checking
- Savings

Total Deposits: $844.9M



$18.9M
1.7%
$194.3M
17.8%
$450.5M
41.2%
$430.0M
39.3%

6/30/2020

- CDs
- MMAs
- Checking
- Savings

Total Deposits: $1.09B

*Brokered deposits were $32.4M at June 30, 2020; $180.8M at June 30, 2019; $75.5M at June 30, 2018; and none at December 31, 2012.

Checking Deposits

Expansion strategy supports growth in lower-cost deposits



In thousands
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Implemented branch expansion strategy with Mill Creek office in 2015
$20,206
$6,013
$14,193
$22,098
$6,154
$15,944
$36,090
$10,619
$25,471
$35,106
$14,354
$20,752
$45,653
$29,392
$16,261
$51,954
$33,422
$18,532
$83,658
$45,434
$38,224
$86,187
$46,108
$40,079
$118,746
$52,849
$65,897
$194,300
$91,593
$102,707
2011
2012
2013
2014
2015
2016
2017
2018
2019
Q2 2020
Interest-bearing demand deposits
Noninterest-bearing demand deposits

Expansion Strategy

Consistent growth of de novo and acquired branches

Branch type	Number	Year(s) opened	Deposits (in thousands)						
			6/30/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014
Legacy	1	1923	$ 713,750	$ 643,363	$ 616,125	$ 597,732	$ 605,080	$ 602,947	$ 559,698
De Novo	8	2015 – 2020	253,018	209,457	144,153	93,262	36,908	6,309	–
Acquired*	4	2017	126,952	86,242	80,929	73,020	–	–	–
Branch Deposits	13		**1,093,720**	**939,062**	**841,207**	**764,014**	**641,988**	**609,256**	**559,698**
Brokered Deposits	–		32,448	94,472	97,825	75,488	75,488	66,151	54,429
Total Deposits			**$ 1,126,168**	**$ 1,033,534**	**$ 939,032**	**$ 839,502**	**$ 717,476**	**$ 675,407**	**$ 614,127**

*Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $17,000 at June 30, 2020; $28,000 at December 31, 2019; $58,000 at December 31, 2018; $107,000 at December 31, 2017; and none for all prior periods.

Office Expansion Strategy

New offices planned for Gig Harbor and Issaquah in 2020/2021

Location	County	Type	Opened	Deposits (in thousands)				
				6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Renton	King	HQ	1923	$ 713,750	$ 650,999	$ 643,363	$ 615,290	$ 594,017
Mill Creek	Snohomish	*De Novo*	Q3 2015	32,646	35,540	34,716	33,439	29,535
Edmonds	Snohomish	*De Novo*	Q1 2016	63,521	56,025	49,789	44,569	45,729
The Landing Renton	King	*De Novo*	Q3 2016	29,154	29,792	29,526	32,226	30,942
Crossroads/Bellevue	King	*De Novo*	Q2 2017	77,539	74,499	75,324	51,611	49,241
Woodinville (1)	King	Acquired	Q3 2017	32,671	30,759	25,885	25,388	24,939
Clearview/Snohomish (1)	Snohomish	Acquired	Q3 2017	31,957	27,039	19,759	18,440	18,252
Lake Stevens (1)	Snohomish	Acquired	Q3 2017	28,398	16,320	15,439	14,143	13,969
Smokey Point/Arlington (1)	Snohomish	Acquired	Q3 2017	33,926	26,855	25,159	24,545	24,998
Bothell	King	*De Novo*	Q2 2018	14,671	10,980	11,845	10,417	6,802
Kent Station (2)	King	*De Novo*	Q1 2019	26,517	15,230	8,214	8,170	6,523
Kirkland (2)	King	*De Novo*	Q4 2019	6,822	264	43	–	–
University Place (2)	Pierce	*De Novo*	Q1 2020	2,148	225	–	–	–
Brokered Deposits				32,448	25,457	94,472	138,590	180,763
			Total	**$ 1,126,168**	**$ 999,984**	**$1,033,534**	**$1,016,828**	**$1,025,710**

(1) Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $17,000 at June 30, 2020; $22,000 at March 31, 2020; $28,000 at December 31, 2019; $34,000 at September 30, 2019; and $41,000 at June 30, 2019.

(2) Kent Station opened in January 2019; Kirkland opened in November 2019; and University Place opened in March 2020.

Noninterest Expense to Average Total Assets


4.00%
3.00%
2.00%
1.00%
0.00%
1.99%
2.06%
1.84%
2.06%
2.22%
2.17%
2.41%
2.53%
2.01%
2.17%
2.35%
2.57%
2.42%
2.34%
2.34%
2.44%
2.33%
2.49%
2.48%
2.28%
2.24%
2.40%
2.51%
2.33%
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Overhead to Average Assets
(Washington State median)
2.82%*

*The median ratio of noninterest expense divided by average assets for FDIC-insured institutions headquartered in the state.
Source: FDIC State Profile – Washington, First Quarter 2020.

Retail Fee Income



In thousands
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2014
2015
2016
2017
2018
2019
$181
$391
$1,074
$1,365
$1,292
$1,490
$183
$813
$919
$611
$879
$181
$208
$261
$446
$681
$733
Deposit related fees
Wealth management revenue*
Total retail fee income

*The Bank began offering wealth management services during the second quarter of 2015.

Interest Rate Risk Management

Net Interest Income Change at March 31, 2020		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 38,891	2.78 %
+200	38,214	0.99
+100	37,934	0.25
Base	37,839	–
(100)	38,381	1.43

Net Interest Income Change at September 30, 2016		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 31,389	(9.81)%
+200	32,553	(6.46)
+100	33,734	(3.07)
Base	34,802	–
(100)	35,465	1.91

NOTE: These tables illustrate the estimated change in our net interest income over the next 12 months from September 30, 2016, and March 31, 2020, respectively, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that the company might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events but is used as a tool for measuring potential risk. See associated Form 10-K or Form 10-Q for various assumptions used in this modeling.

Total Loan Portfolio

Net loans receivable $1.14B at June 30, 2020



CRE
$390.8 M
33.8%
Net CRE concentration
420.7% of total capital*
1-4 Family
$382.2 M
33.2%
Net Construction/Land concentration
67.3% of total capital*
PPP
$51.7 M
4.5%
Construction/Land
$96.5 M
8.3%
Business & Consumer
$73.6 M
6.4%
Multifamily
$159.4 M
13.8%

*Concentration of credit percentages are for First Financial Northwest Bank only using classifications in accordance with FDIC regulatory guidelines.

Nonperforming Loans & Assets



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.44%
1.85%
1.53%
1.38%
1.18%
1.15%
0.85%
0.65%
0.57%
0.55%
0.43%
0.58%
0.49%
Includes TDRs as reported by SNL Financial
0.07% 0.22%
0.02% 0.17%
0.02% 0.05%
0.02% 0.05%
0.02% 0.05%
0.05% 0.08%
0.07% 0.10%
0.01% 0.05%
0.01% 0.05%
0.01% 0.05%
0.01% 0.04%
0.20% 0.20%
0.19% 0.19%
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

Historical Industry Annual Net Charge-Off Rates


5.8%
Historical Annual Loan Net Charge-Off Rates
by Loan Type (without Credit Cards)
-0.2%
5.8%
3.5%
3.1%
2.9%
2.7%
1.9%
1.6%
1.8%
1.0%
1.3%
1.3%
0.5%
0.1%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

	Multi-Family	CRE Loans	C&I Loans	C&D Loans	HELOCs
Annual Net Charge-Off Rates (30-Year Average, 1990-2019)	0.33%	0.35%	0.92%	1.03%	0.58%

Source: Compiled from FDIC Quarterly Banking Profile statistics

Stock Ownership Summary

Approximately 45% Institutional / 3% Insider Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	888,643	0	8.73%	8,921,976	03-31-2020	13F
Renaissance Technologies LLC	672,755	-19,445	6.61%	6,754,460	03-31-2020	13F
BlackRock Institutional Trust Company, N.A.**	668,325	7,387	6.57%	6,709,983	03-31-2020	13F
The Vanguard Group, Inc.	367,994	1,026	3.62%	3,694,660	03-31-2020	13F
Context BH Capital Management, LP	183,790	-2,669	1.81%	1,845,252	03-31-2020	13F
State Street Global Advisors (US)	147,417	-3,956	1.45%	1,480,067	03-31-2020	13F
BofA Global Research (US)	142,767	-8,963	1.40%	1,433,381	03-31-2020	13F
M3F, Inc.	121,340	27,795	1.19%	1,218,254	03-31-2020	13F
BlackRock Financial Management, Inc.	110,575	-2,392	1.09%	1,110,173	03-31-2020	13F
Bridgeway Capital Management, Inc.	106,582	-13,400	1.05%	1,070,083	03-31-2020	13F
Geode Capital Management, L.L.C.	99,103	5,250	0.97%	994,994	03-31-2020	13F
Mellon Investments Corporation	92,234	-2,204	0.91%	926,029	03-31-2020	13F
Northern Trust Investments, Inc.	89,593	573	0.88%	899,514	03-31-2020	13F
Acadian Asset Management LLC	80,160	9,234	0.79%	804,806	03-31-2020	13F
BlackRock Investment Management (UK) Ltd.	76,442	0	0.75%	767,478	03-31-2020	13F
Brandywine Global Investment Management, LLC	66,697	7,013	0.66%	669,638	03-31-2020	13F
PanAgora Asset Management Inc.	51,011	-357	0.50%	512,150	03-31-2020	13F
BlackRock Japan Co., Ltd.	41,438	0	0.41%	416,038	03-31-2020	13F
Goldman Sachs & Company, Inc.	41,008	-9,960	0.40%	411,720	03-31-2020	13F
Invesco Advisers, Inc.	35,082	5,552	0.34%	352,223	03-31-2020	13F

Top 10 Insiders	Position	Pos Change	% O/S	Mkt Val	Date	Source
First Financial Northwest, Inc. ESOP	1,010,704	0	9.92%	10,147,468	12-31-2019	13G
First Financial Northwest Foundation	960,000	0	9.43%	9,638,400	12-31-2019	13D
Lee Joann E	94,055	0	*	944,312	09-24-2019	Form 4
Soh Simon	40,070	1,365	*	402,303	03-04-2020	Form 4
Kiley Joseph W III	29,166	4,801	*	292,827	03-04-2020	Form 4
Clariza Ronnie J	22,230	942	*	223,189	03-04-2020	Form 4
Jacobson Richard P	21,689	1,922	*	217,758	03-04-2020	Form 4
Riccobono Richard M	15,916	10,500	*	159,797	05-06-2020	Form 4
Stevens Daniel L	10,258	0	*	102,990	09-24-2019	Form 4
Harrison Dalen D	8,555	1,823	*	85,892	03-04-2020	Form 4

Source: Nasdaq

*Less than 2% of shares outstanding

**Blackrock, Inc. reported an aggregate of 930,801 shares, or 9.1% of outstanding shares, beneficially owned by its subsidiaries as of March 31, 2020.

Total Return – FFNW vs. KRX

12/31/2012 to 7/24/2020


220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
Jun-20
+46%
+34%
FFNW (+34%)
KRX (+46%)

Source: S&P Global

Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.

Note II: The total return of the KRX is calculated by using the median total return of all constituents.

Stock Repurchase Plan

- In Q2 2020, repurchased 135,450 shares of common stock at an average price of $9.42 per share under a plan that expired July 27, 2020
- **Board authorized a new stock repurchase plan to be effective July 30, 2020, for a period of up to six months**
- **Authorizes repurchase of up to 5% of shares outstanding, or approximately 509,000 shares**
- Open market or privately negotiated transactions in accordance with SEC Rule 10b-18

FFNW Historical Share Repurchase



2013
Shares Rep.: 2,728,018
Shares Rep. / ADTV: 47.9x
2014
Shares Rep.: 1,594,033
Shares Rep. / ADTV: 34.4x
2015
Shares Rep.: 1,521,817
Shares Rep. / ADTV: 38.5x
2016
Shares Rep.: 2,864,389
Shares Rep. / ADTV: 64.7x
2017
Shares Rep.: 326,800
Shares Rep. / ADTV: 11.3x
2018
Shares Rep.: 203,900
Shares Rep. / ADTV: 7.9x
2019
Shares Rep.: 479,052
Shares Rep. / ADTV: 31.5x
Q1 2020
Shares Rep.: 79,395
Shares Rep. / ADTV: 5.4x
Discount to Book Value
Discount to VWAP
Shares Repurchased (mm)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Stock Price
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
2013
2014
2015
2016
2017
2018
2019
Q1 2020
Prior Shares Repurchased
New Shares Repurchased
Stock Price

Year	Shares Repurchased	Repurchase Price ($)	TBVPS ($)	Yearly VWAP ($)	Prem. / (Dis.) to Yearly VWAP (%)	Shares Rep. / ADTV (x)	Price / TBVPS (x)
2013	2,728,018	$10.30	$11.25	$9.73	5.8%	53.2x	0.92x
2014	1,594,033	$11.00	$11.96	$10.78	2.1%	34.4x	0.92x
2015	1,521,817	$12.25	$12.40	$12.32	(0.6)%	38.5x	0.99x
2016	2,864,389	$14.08	$12.63	$14.75	(4.5)%	64.7x	1.11x
2017	326,800	$15.99	$13.07	$17.75	(9.9)%	11.3x	1.22x
2018	203,900	$15.43	$14.17	$17.71	(12.9)%	7.9x	1.09x
2019	479,052	$15.42	$15.07	$14.99	2.9%	31.5x	1.02x
YTD 2020	79,395	$14.06	$14.85	$12.62	11.4%	5.4x	0.95x

Note: Daily closing volume weighted average price and TBVPS for the year indicated, except YTD which reflects most recent period reported.
Source: S&P Global and Company documents as of 3/31/2020.

Ongoing Strategic Initiatives

- Effectively deploy capital and lower cost of funds by evaluating organic growth and/or acquisition of earnings assets, branches or whole banks
- Continue efficient deposit gathering strategy implemented in 2015 developing our footprint in the geographical areas we serve, attracting new customers, growing and diversifying the deposit mix
- **Opened first office in Pierce County, University Place (#13 - Q1 2020); second, Gig Harbor (#14 - planned for second half 2020)**
- **Regulatory approval for 15th office in Issaquah, King County**
- **Expect to slow the pace of office expansion in current environment**
- Expand retail lending product line (small business, personal lines of credit, titled loans and construction lines)
- Focus on growing one-to-four family portfolio, with specific emphasis on loans for investor properties
- Expand Chinese-American (foreign nationals) niche
- Engage with federal and state regulators – Federal Reserve San Francisco, FDIC, and Washington DFI (semi-annually); FHLB (quarterly)

Recent Strategic Initiatives

Opportunity Zone Lending

Provided construction loan for Seattle's first Qualified Opportunity Zone project; Canton Lofts expected to deliver 80 units of LEED Silver workforce housing in the Pioneer Square neighborhood in late 2020

Small Business Lending

- Expand SBA department and achieve SBA preferred lender status in 2020
- Grow and enhance organic C&I portfolio (LOCs, term loans, equipment financing, green energy financing, business deposits)

Classic / Collectible Auto

Build a classic and collectible auto loan portfolio of approximately $40 million in conjunction with Woodside Credit, Newport Beach, CA

PANDEMIC RESPONSE

COVID-19 Response

We are providing assistance to our customers in a variety of ways, participating in the Paycheck Protection Program ("PPP") offered under the CARES Act as an SBA lender, and taking the steps necessary while working with our loan customers to effectively manage our portfolio through the ongoing uncertainty surrounding the duration, impact and government response to the crisis.

Paycheck Protection Program

As of June 30, 2020, we had originated 455 requests for PPP loans totaling approximately $51.7 million. A total of 375 of these loans, or more than 82%, are for loan amounts of $150,000 or less and represent $17.8 million of the total. According to data received from customers in this process, these funds will assist small businesses who provided approximately 5,000 jobs in the community to retain employees. We are very proud of the countless hours our employees spent processing these applications and helping so many small businesses.

Modifications

The primary method of relief is to allow the borrower to defer their loan payments for three to nine months, while others have been provided the opportunity to pay interest only depending upon their specific circumstances. The CARES Act and regulatory guidelines suspend the determination of certain loan modifications related to the COVID 19 pandemic from being treated as TDRs.

COVID-19 Response

The following table provides detail on the modifications approved and processed:

	As of June 30, 2020				
	Balance of loans with modifications of 1-3 months	Balance of loans with modifications of greater than 3 months	Total balance of loans with modifications granted	Total loans as of June 30, 2020	Modifications as % of total loans as of June 30, 2020
	(Dollars in thousands)				
One-to-four family residential	$ 20,605	$ 7,367	$ 27,972	$ 382,213	7.3%
Multifamily	4,657	2,877	7,534	159,371	4.7
Commercial real estate:					
Office	2,408	-	2,408	83,439	2.9
Retail	16,094	7,636	23,730	121,936	19.5
Mobile home park	-	-	-	25,961	-
Hotel/motel	996	39,027	40,023	68,165	58.7
Nursing home	5,400	6,368	11,768	11,768	100.0
Warehouse	-	8,796	8,796	17,422	50.5
Storage	-	-	-	36,266	-
Other non-residential	2,114	-	2,114	25,793	8.2
Total commercial real estate	27,012	61,827	88,839	390,750	22.7
Construction/land	1,100	-	1,100	96,497	1.1
Business:					
Aircraft	1,364	-	1,364	15,460	8.8
SBA	-	-	-	737	-
PPP	-	-	-	51,661	-
Other business	2,065	657	2,722	18,212	14.9
Total business	3,429	657	4,086	86,070	4.7
Consumer:					
Classic/collectible auto	1,831	-	1,831	24,767	7.4
Other consumer	760	-	760	14,464	5.3
Total consumer	2,591	-	2,591	39,231	6.6
Total loans with COVID-19 pandemic modifications	$ 59,394	$ 72,728	$ 132,122	$ 1,154,132	11.4%

Additional Portfolio Details

Lines of Credit

Total balances drawn on outstanding lines of credit as of December 31, 2019, were $47.1 million and the unused portion of lines of credit totaled $38.1 million. As of March 31, 2020, total balances drawn increased slightly to $48.4 million with $30.3 million in available line of credit remaining. At June 30, 2020, total balances drawn declined to $46.6 million and the unused portion of lines of credit totaled $35.1 million.

The following table presents the loan to value ratios ("LTV") of select segments of our loan portfolio that we consider more likely to be impacted by the COVID-19 pandemic. The LTV is derived by dividing the current loan balance by the lower of the original appraised value or purchase price of the real estate or other collateral:

	June 30, 2020				
	LTV 0-60%	LTV 61-75%	LTV 76%+	Total	Average LTV
Category: (1)			(Dollars in thousands)		
One-to-four family	$ 236,995	$ 151,660	$ 37,206	$ 425,861	48.13%
Church	1,392	-	-	1,392	47.81
Classic auto	3,501	9,948	11,318	24,767	69.02
Gas station	3,547	-	517	4,064	54.92
Hotel / motel	58,534	9,347	-	67,881	47.61
Marina	7,808	-	-	7,808	38.05
Mobile home park	19,701	6,260	-	25,961	34.03
Nursing home	12,868	-	-	12,868	20.87
Office	53,861	26,234	2,922	83,017	48.17
Other non-residential	6,478	4,762	-	11,240	50.69
Retail	75,482	40,706	-	116,188	50.46
Storage	26,438	11,254	-	37,692	53.67
Warehouse	15,341	1,930	-	17,271	49.51

(1) Represents select segments of loans that may include construction loans; classifications may differ from those used elsewhere because they are based on type of collateral rather than loan category.

Community Involvement

Top 10 CRA Hour Recipients
Junior Achievement
Renton School District
Dignity for Divas
YWCA
Renton Area Youth & Family Services (RAYS)
Habitat for Humanity
Clothes for Kids
Lake Stevens Food Bank
Mount Baker Housing Association
Lifelong

In first few weeks of the COVID-19 lockdown our team raised over $1,000 for each of 30 local nonprofits with a #30nonprofitsin30days challenge

All employees have CRA hours tied to Incentive Payout

7.4 average CRA qualified hours per employee in 2019

Auction Team nationally recognized by American Banking Association with a 2019 ABA Foundation Community Commitment Award

Thank You


Right Away
First Financial
Northwest Bank

APPENDIX

Non-GAAP Financial Measures

In addition to financial results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains non-GAAP financial measure of tangible book value per share. The Company's intangible assets consist of goodwill and core deposit intangible. Tangible equity is calculated by subtracting intangible assets from total stockholders' equity. Tangible assets are calculated by subtracting intangible assets from total assets. The tangible equity ratio is tangible equity divided by tangible assets. Tangible book value per share is calculated by dividing tangible equity by the number of common shares outstanding. The Company believes that these non-GAAP measures provide a more consistent presentation of our capital and facilitate peer comparison that is desired by investors.

Non-GAAP financial measures have limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation and are not a substitute for other measures in this earnings release that are presented in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. The following table provides a reconciliation between the GAAP and non-GAAP measures:

	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
	(Dollars in thousands, except per share amounts)				
Total stockholders' equity (GAAP)	$ 153,976	$ 153,092	$ 156,319	$ 155,102	$ 153,828
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible	896	932	968	1,005	1,042
Tangible equity (Non-GAAP)	$ 152,191	$ 151,271	$ 154,462	$ 153,208	$ 151,897
Total assets (GAAP)	1,418,355	1,331,213	1,341,885	1,308,359	1,297,561
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible	896	932	968	1,005	1,042
Tangible assets (Non-GAAP)	$ 1,416,570	$ 1,329,392	$ 1,340,028	$ 1,306,465	$ 1,295,630
Common shares outstanding at period end	10,048,961	10,184,411	10,252,953	10,296,053	10,375,325
Equity to assets ratio	10.86%	11.50%	11.65%	11.85%	11.86%
Tangible equity ratio	10.74	11.38	11.53	11.73	11.72
Book value per share	$ 15.32	$ 15.03	$ 15.25	$ 15.06	$ 14.83
Tangible book value per share	15.14	14.85	15.07	14.88	14.64
Allowance for loan losses	$ 13,836	$ 13,530	$ 13,218	$ 13,161	$ 13,057
Total loans (GAAP)	1,154,132	1,105,959	1,122,238	1,097,301	1,066,301
Less:					
PPP loans	51,661	—	—	—	—
Total loans excluding PPP loans (Non-GAAP)	$ 1,102,471	1,105,959	1,122,238	1,097,301	1,066,301
ALLL as a percent of total loans	1.20%	1.22%	1.18%	1.20%	1.22%
ALLL as a percent of total loans excluding PPP loans	1.25	1.22	1.18	1.20	1.22